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                                                                    EXHIBIT 10.7

                                  NOVIENT, INC.
                     AMENDMENT TO INVESTOR RIGHTS AGREEMENT

         This Amendment to Investor Rights Agreement (this "Amendment") is made as of May 31, 2000 by and among Novient, Inc., a Georgia corporation (the "Company"), the individuals and entities listed on the signature pages hereto under the caption "Original Investors" (collectively, the "Original Investors"), and Andersen Consulting LLP, an Illinois partnership ("AC"), to amend that certain Investor Rights Agreement, dated as of February 24, 2000 (the "Agreement"), among the Company and the Investors listed on the signature pages thereto. All capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Agreement.

                                    RECITALS

         WHEREAS, as of the date hereof, the Company and AC have executed and delivered that certain Master Alliance Agreement providing for a framework and structure for a strategic alliance under which the parties will jointly pursue certain market opportunities (the "Transaction");

         WHEREAS, in connection with the Transaction, among other things, AC and the Company will enter into a Warrant Issuance Agreement (the "Warrant Issuance Agreement") providing for the grant to AC of a warrant (the "AC Warrant") to purchase, upon the terms and conditions described in such warrant, 160,000 shares of Common Stock;

         WHEREAS, in connection with the Transaction, the Company and the Investors desire to grant AC the registration rights for the shares of Common Stock issuable upon exercise of the AC Warrant as provided in the Agreement;

         WHEREAS, Section 4.8 of the Agreement provides that any provision of the Agreement may be amended by a written instrument signed by the Company and by the Investors holding a majority of the Registrable Securities then outstanding then held by the Investors;

         NOW THEREFORE, in consideration of the premises set forth above and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

         1. The definition of "Investors" in the Agreement is hereby amended so that "Investors" is defined to mean the Series C Investors, the Series B Investors, the Series A Investor and AC.

         2. The phrase "(i) the shares of common stock of the Company (the "Common Stock") issuable or issued upon conversion of the Series C Preferred Stock, the Series B Preferred Stock and Series A Preferred Stock" in Section 1.1(d) of the Agreement is hereby


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deleted and replaced with the phrase "(i) the shares of common stock of the
Company (the "Common Stock") issuable or issued (x) upon conversion of the Series C Preferred Stock, the Series B Preferred Stock and Series A Preferred Stock or (y) upon exercise of the AC Warrant."

         3. The phrase "(i) any "affiliate" of such Holder (as defined under the Securities Act)" in Section 1.11 of the Agreement is hereby deleted and replaced with the phrase "(i) any "affiliate" of such Holder (as defined (x) under the Securities Act or (y) with respect to AC and in addition to the foregoing, means any of the partnerships, firms, corporations, entities and individuals, wherever located, which together are referred to as the "Andersen Consulting Business Unit" of the Andersen Worldwide Organization whether by virtue of their member firm interfirm agreements with Andersen Worldwide Societe Cooperative (or any successor or assignee thereto acting to coordinate the business of such entities) or by virtue of ownership, direct or indirect, by such an entity or otherwise being under the control of or under common control, directly or indirectly, with such an entity and which are thereby deemed part of the Andersen Consulting Business Unit)."

         4.       The undersigned Original Investors hereby consent pursuant to
Section 1.12 of the Agreement to the Company granting AC and its permitted assigns the registration and other rights contained in this Amendment, subject to the obligations and other terms and conditions contained therein.

         5. The phrase "Series C Investors and Series B Investors" in the introductory sentence of Section 2.1 of the Agreement is hereby deleted and replaced with the phrase "Series C Investors, Series B Investors and AC."

         6. The phrase "Series C Investor or Series B Investor" in Section 2.1(f) of the Agreement is hereby deleted and replaced with the phrase "Series C Investor, Series B Investor or AC."

         7.       The phrase "Series C Investor and Series B Investor" in
Section 2.2 of the Agreement is hereby deleted and replaced with the phrase "Series C Investor, Series B Investor and AC."

         8. The undersigned Original Investors hereby waive compliance by the Company with Section 3 of the Agreement and hereby waive the right of first offer in Section 3 of the Agreement, in each case as it relates to the issuance and assignment to AC of the AC Warrant or the subsequent exercise of such warrant.

         9. The phrase "Series B Investor and Series C Investor" in the first sentence of Section 3.1 of the Agreement is hereby deleted and replaced with the phrase "Series B Investor, Series C Investor and AC." The phrase "Series B Investor or Series C Investor" in the third sentence of Section 3.1 of the Agreement is hereby deleted and replaced with the phrase "Series B Investor, Series C Investor or AC." The phrase "each Series B Investor and Series C Investor" in the preamble to Section 3.2 is hereby deleted and replaced with the phrase "each Series B Investor, each Series C Investor and AC." The phrase "the Series B Investor or Series C Investor" in Section 3.2(b) is hereby deleted and replaced with the phrase "the Series B Investor, the Series C Investor or AC."
Section 8(c) is hereby deleted and replaced with the following:


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         "Within five (5) days after the expiration of the foregoing 20 day period, the Company shall give to each Series B Investor, each Series C Investor and AC who has elected to purchase his or its pro rata share (a "Fully Participating Holder") written notice indicating the number of remaining New Securities not elected for purchase by the other Series B Investors and Series C Investors or AC (the "Second Notice"). Each Fully Participating Holder shall have the option, exercisable by so specifying in a subsequent written notice to the Company (the "Second Election Notice"), given to the Company within five (5) days after receiving the Second Notice, to purchase such Fully Participating Holder's pro rata portion of any remaining New Securities not purchased by other Series B Investors and Series C Investors or AC pursuant to this Subsection 3.2(c)."

The following phrase is added to the end of Section 3.3 of the Agreement: "and
(vii) the issuance and assignment to AC of the AC Warrant and the issuance of shares of Common Stock upon the exercise of the AC Warrant." The phrase "each Series B Investor and Series C Investor" in the first sentence of Section 3.4 is hereby deleted and replaced with the phrase "each Series B Investor, each Series C Investor and AC."

         10. The foregoing amendments, consents and waivers to the Agreement shall become effective upon (and shall not be effective on any date prior to) the issuance and assignment of the AC Warrant pursuant to the Warrant Issuance Agreement.

         11. Except as otherwise amended by this Amendment, the terms and provisions of the Agreement shall remain in full force and effect.

         12. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



                            [Signature pages follow]


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         IN WITNESS WHEREOF, the parties have executed this Amendment on the day, month and year first set forth above.

                                    NOVIENT, INC.


                                    By: /s/ R. Halsey Wise
                                        ----------------------------------------
                                        Name:  R. Halsey Wise
                                             -----------------------------------
                                        Title: President
                                              ----------------------------------


                                    ANDERSEN CONSULTING LLP


                                    By: /s/ W.H. McIntyre, Jr.
                                        ----------------------------------------
                                        Name:  W.H. McIntyre, Jr.
                                             -----------------------------------
                                        Title: Partner
                                              ----------------------------------


                                    ORIGINAL INVESTORS:

                                    MELLON VENTURES, L.P.


                                    By: /s/ Burton B. Goldstein, Jr.
                                        ----------------------------------------
                                        Name:  Burton B. Goldstein, Jr.
                                             -----------------------------------
                                        Title: Venture Partner
                                              ----------------------------------


                                    LOVETT MILLER VENTURE FUND II,
                                    LIMITED PARTNERSHIP

                                    By: Lovett Miller Venture Partners II, LLC
                                        Its General Partner


                                        By: /s/ W. Scott Miller
                                            ------------------------------------
                                            W. Scott Miller
                                            Managing Director


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                                 FIRST UNION CAPITAL PARTNERS, INC.


                                 By: /s/ Arthur C. Roselle
                                     -------------------------------------------
                                     Name:  Arthur C. Roselle
                                          --------------------------------------
                                     Title: Vice President
                                           -------------------------------------


                                 R-H CAPITAL PARTNERS, L.P.

                                 By: R-H/Travelers, L.P., its general partner
                                     By:  R-H Capital, Inc., its general partner


                                 By: /s/ Kenneth T. Miller
                                     -------------------------------------------
                                     Kenneth T. Miller
                                     Managing Director


                                 NORO-MOSELEY PARTNERS IV, L.P.
                                 By:  MKFJ IV, LLC, its general partner


                                 By: /s/ Alan J. Taetle
                                     -------------------------------------------
                                     Name:  Alan J. Taetle
                                          --------------------------------------
                                     Title: Member
                                           -------------------------------------


                                 NORO-MOSELEY PARTNERS IV-B, L.P.
                                 By:  MKFJ IV, LLC, its general partner


                                 By: /s/ Alan J. Taetle
                                     -------------------------------------------
                                     Name:  Alan J. Taetle
                                          --------------------------------------
                                     Title: Member
                                           -------------------------------------


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                                    HUMMER WINBLAD VENTURE PARTNERS
                                    FUND IV, L.P.

                                    By: /s/ Daniel L. Beldy IV
                                        ----------------------------------------
                                        Name:  Daniel L. Beldy IV
                                             -----------------------------------
                                        Title: Partner
                                              ----------------------------------


                                    HUMMER WINBLAD TECHNOLOGY
                                    FUND IV, L.P.


                                    By: /s/ Daniel L. Beldy IV
                                        ----------------------------------------
                                        Name:  Daniel L. Beldy IV
                                             -----------------------------------
                                        Title: Partner
                                              ----------------------------------



                                    INTELLIGENT SYSTEMS CORPORATION


                                    By: /s/ Bonnie Herron
                                        ----------------------------------------
                                        Name:  Bonnie Herron
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------


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